Borrowings	12 Months Ended
Dec. 31, 2025
Borrowings.
Borrowings

17.Borrowings

	2025	2024
	US$’000	US$’000
Bank borrowings	627,873	655,795
Lease financing arrangement	182,689	129,110
Shareholder loan	—	79,501
Trust receipts	39,792	73,766
Interest payable	2,749	3,836
	853,103	942,008
Non-current	730,394	711,664
Current	122,709	230,344
	853,103	942,008

The Group had borrowings amounting to US$799.4 million at 31 December 2025 (2024: US$762.6 million) that are secured by mortgages over certain vessels of the Group (note 8). These borrowings are interest bearing at US$ SOFR + margin and contain financial covenants which may result in these borrowings being repayable on demand if not met:

●the Group has liquidity (including undrawn available lines of credit with a maturity exceeding six months) on a consolidated basis of no less than US$50 million and at least US$20 million of cash and cash equivalents at the end of each quarter;
●the Group’s adjusted equity on a consolidated basis is no less than US$350 million at the end of each quarter;
●the Group’s adjusted equity on a consolidated basis is at all times no less than 25% of the sum of the Group’s liabilities and adjusted equity at the end of each quarter;
●the Group’s market value of collateral vessels is less than 120% of the outstanding indebtedness under the applicable facilities at the second and fourth fiscal quarter of each year

As of 31 December 2025, the Group was in compliance with all covenants and accordingly, the bank borrowings are classified as non-current at 31 December 2025.

The Group entered into shareholder’s loan with BW Finance Limited amounting to $80.0 million at 31 December 2024, which forms part of the financing for the purchase of 12 vessels. These borrowings are interest bearing at US$ SOFR + margin, and repayable on demand. At 31 December 2025, shareholder’s loan was fully repaid.